U. S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): MARCH 27, 1998

                           NEOMEDIA TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   DELAWARE                         0-21743                    36-3680347
---------------                  ------------               -------------------
(State or other                  (Commission                (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)

2201 SECOND STREET, SUITE 600, FORT MYERS, FLORIDA                33901
--------------------------------------------------             ----------
    (Address of principal executive offices)                   (Zip Code)

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ITEM 5.  OTHER EVENTS.

         On March 27, 1998, NeoMedia Technologies, Inc. ("NeoMedia") held a Special Meeting of Stockholders at which the stockholders voted (i) on an amendment to NeoMedia's Certificate of Incorporation to increase the number of shares of authorized common stock, par value $.01, to 50,000,000 shares and to authorize the creation of 10,000,000 shares of preferred stock, par value $.01, and (ii) to approve the 1998 Stock Option Plan. The amendment to NeoMedia's Certificate of Incorporation and the 1998 Stock Option Plan were approved. The number of votes cast was as follows:

                                                      FOR         AGAINST      ABSTAINED
                                                   ---------      -------      ---------
Amendment to Certificate of Incorporation ......   5,727,510      216,797        9,412

1998 Stock Option Plan .........................   5,676,322      264,857       12,540

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NEOMEDIA TECHNOLOGIES, INC.
                                    (Registrant)

Date: MARCH 27, 1998                By: /s/ CHARLES T. JENSEN
                                        ----------------------------------------
                                    Charles T. Jensen, Vice President,
                                    Chief Financial Officer,
                                    Treasurer and Director

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